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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report: March 20, 2000 (Date of Earliest Event Reported: March 14, 2000)




                              CLARUS CORPORATION
            (Exact name of Registrant as specified in its charter)

         Delaware                                0-24277                                    58-1972600
(State or other jurisdiction of            (Commission File No.)                   (IRS Employer Identification No.)
incorporation or organization)


                            3970 Johns Creek Court
                                   Suite 100
                            Suwanee, Georgia 30024
         (Address of principal executive offices, including zip code)
                                (770) 291-3900
             (Registrant's telephone number, including area code)



         (Former name or Former Address if Changed Since Last Report)


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ITEM 5.   Other Events

     On March 14, 2000, Clarus Corporation (the "Company") entered into a Securities Purchase Agreement with Wachovia Capital Investments, Inc. ("Wachovia"), pursuant to which Wachovia purchased from the Company a subordinated promissory note (the "Note") in the original principal amount of $5,000,000 that is convertible into shares of common stock, par value $.0001 per share, of the Company pursuant to the terms set forth in the Note. The Note bears interest at 4.5% per annum and is due on March 15, 2005. The Securities Purchase Agreement and the Note are attached to this current report as Exhibit
99.1 and Exhibit 99.2.

ITEM 7.   Financial Statements, Pro Forma Information and Exhibits

     (c)  Exhibits

            99.1     Securities Purchase Agreement.
            99.2 Convertible Subordinated Promissory Note issued by the Company to Wachovia.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CLARUS CORPORATION



Date: March 20, 2000                   /s/  Mark D. Gagne
                                       ---------------------------------
                                       MARK D. GAGNE
                                       Chief Financial Officer